UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 17, 2013 (Date of earliest event reported)
ARC Document Solutions, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-32407 (Commission File Number)	20-1700361 (IRS Employer Identification Number)

1981 N. Broadway, Walnut Creek, CA (Address of principal executive offices)		94596 (Zip Code)
(925) 949-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of federal securities laws and ARC Document Solutions, Inc. (the "Company") intends that such forward-looking statements be subject to the safe-harbor created thereby.

Such statements that are not purely historical by nature, including those statements regarding the Company's future business plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and the Company's future results that are based on current expectations, estimates, forecasts, and projections about the industries in which the Company operates and the beliefs and assumptions of the Company's management. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Therefore, the Company cautions you against relying on any of these forward-looking statements. Words such as "may," "should," "intends," "plans," "expects," "anticipates," "targets," "goals," "projects," "believes," "seeks," "estimates," or variations of such words and similar expressions, or the negative of such terms, may help identify such forward-looking statements. Any statements that refer to projections of the Company's future financial performance, the Company's anticipated growth and trends in its businesses, and other characterizations of future events or circumstances, are forward-looking.

Factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, Quarterly Reports on Form 10-Q, and other periodic filings and prospectuses.

You should not place undue reliance on forward-looking statements, which speak only as of the date made. All subsequent written or oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Unless legally required, the Company undertakes no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 8.01. Other Events

On December 17, 2013, the Company issued a press release announcing the expiration of the consent payment deadline in connection with the previously announced cash tender offer and consent solicitation relating to the Company's outstanding 10.5% Senior Notes due 2016, a copy of which is attached as Exhibit 99.1 with this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

ARC Document Solutions, Inc. Press Release dated December 17, 2013.

(d) Exhibits
            99.1       Press Release of ARC Document Solutions, Inc. dated December 17, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2013	ARC DOCUMENT SOLUTIONS, INC. By: /s/ Kumarakulasingam Suriyakumar Kumarakulasingam Suriyakumar Chief Executive Officer and President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ARC Document Solutions, Inc. dated December 17, 2013